Revised Supplemental Information
to Reflect Certain Financial Reporting Changes

This information is preliminary and based on company data available at the time of the Form 8-K filing. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided.

Bank of America Corporation and Subsidiaries
Table of Contents	Page

Consolidated Financial Highlights	2
Consolidated Statement of Income	3
Net Interest Income and Noninterest Income	4
Quarterly Average Balances and Interest Rates	5
Annual Average Balances and Interest Rates	11
Supplemental Financial Data	13
Estimated Banking Book Net Interest Income Sensitivity to Curve Changes	13
Quarterly Results by Business Segment and All Other	14
Annual Results by Business Segment and All Other	18
Consumer Banking
Total Segment Results	20
Business Results	21
Global Wealth & Investment Management
Total Segment Results	24
Global Banking
Total Segment Results	25
Global Markets
Total Segment Results	26
All Other
Total Results	27

Exhibit A: Non-GAAP Reconciliations	28

Description of Financial Reporting Changes and Reclassifications
Effective January 1, 2019, Bank of America Corporation (the “Corporation”) made certain financial reporting changes and reclassifications. These changes and reclassifications were adopted on a retrospective basis. The changes and reclassifications reflect changes to both the format of the Consolidated Statement of Income and segment allocations.
Highlights of the financial reporting changes and reclassifications include:
Format-driven changes:

•
The net interest income and noninterest income sections are presented in fewer line items; the level of detail as historically presented will continue to be included in the Notes to the Consolidated Financial Statements and is also included on page 4.

•	The noninterest expense section has been updated to enhance its functional alignment, including changes to certain of the captions.
Segment allocation and other changes:
•
Interest expense on structured notes has been reclassified from interest expense to trading account income, consistent with how other changes in the fair value of these instruments are recognized. Further, certain other immaterial reclassifications have been made.

•
The methodologies used for allocating funding costs, credits and expenses related to asset and liability management (ALM) activities have been further refined, certain financing costs have been reattributed from All Other to Global Wealth & Investment Management (GWIM) and the methodology for allocating certain payroll taxes has been further refined.

Management believes these reporting changes result in a more relevant presentation of the Corporation’s consolidated and business segment results.
Financial information for all prior periods presented herein has been updated to reflect the changes and reclassifications. The Corporation’s consolidated net income as reported for all prior periods in its 2018 Annual Report on Form 10-K is unchanged.

Business Segment Operations
The Corporation reports the results of operations of its four business segments and All Other on a fully-taxable equivalent (FTE) basis. Additionally, the results for the total Corporation as presented on pages 14-19 are reported on an FTE basis.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Year Ended December 31			Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017
	2018	2017	2016
Income statement
Net interest income	$48,162	$45,239	$41,486	$12,504	$12,061	$11,828	$11,769	$11,618	$11,300	$11,135	$11,186
Noninterest income	42,858	41,887	42,012	10,173	10,663	10,721	11,301	8,763	10,479	11,637	11,008
Total revenue, net of interest expense	91,020	87,126	83,498	22,677	22,724	22,549	23,070	20,381	21,779	22,772	22,194
Provision for credit losses	3,282	3,396	3,597	905	716	827	834	1,001	834	726	835
Noninterest expense	53,154	54,517	54,880	13,074	13,014	13,224	13,842	13,219	13,334	13,925	14,039
Income tax expense	6,437	10,981	7,199	1,420	1,827	1,714	1,476	3,796	2,187	3,015	1,983
Net income	28,147	18,232	17,822	7,278	7,167	6,784	6,918	2,365	5,424	5,106	5,337
Preferred stock dividends	1,451	1,614	1,682	239	466	318	428	286	465	361	502
Net income applicable to common shareholders	26,696	16,618	16,140	7,039	6,701	6,466	6,490	2,079	4,959	4,745	4,835
Diluted earnings per common share	2.61	1.56	1.49	0.70	0.66	0.63	0.62	0.20	0.46	0.44	0.45
Average diluted common shares issued and outstanding	10,236.9	10,778.4	11,046.8	9,996.0	10,170.8	10,309.4	10,472.7	10,621.8	10,746.7	10,834.8	10,919.7
Dividends paid per common share	$0.54	$0.39	$0.25	$0.15	$0.15	$0.12	$0.12	$0.12	$0.12	$0.075	$0.075

Performance ratios
Return on average assets	1.21%	0.80%	0.81%	1.24%	1.23%	1.17%	1.21%	0.41%	0.95%	0.90%	0.97%
Return on average common shareholders’ equity	11.04	6.72	6.69	11.57	10.99	10.75	10.85	3.29	7.89	7.75	8.09
Return on average shareholders’ equity	10.63	6.72	6.70	10.95	10.74	10.26	10.57	3.43	7.88	7.56	8.09
Return on average tangible common shareholders’ equity (1)	15.55	9.41	9.51	16.29	15.48	15.15	15.26	4.56	10.98	10.87	11.44
Return on average tangible shareholders’ equity (1)	14.46	9.08	9.17	14.90	14.61	13.95	14.37	4.62	10.59	10.23	11.01
Efficiency ratio	58.40	62.57	65.72	57.65	57.27	58.65	60.00	64.86	61.23	61.15	63.25

At period end
Book value per share of common stock	$25.13	$23.80	$23.97	$25.13	$24.33	$24.07	$23.74	$23.80	$23.87	$24.85	$24.34
Tangible book value per share of common stock (1)	17.91	16.96	16.89	17.91	17.23	17.07	16.84	16.96	17.18	17.75	17.22
Market capitalization	238,251	303,681	222,163	238,251	290,424	282,259	305,176	303,681	264,992	239,643	235,291
Number of financial centers - U.S.	4,341	4,477	4,582	4,341	4,385	4,433	4,452	4,477	4,515	4,546	4,562
Number of branded ATMs - U.S.	16,255	16,039	15,928	16,255	16,089	16,050	16,011	16,039	15,973	15,972	15,939
Headcount	204,489	209,376	210,673	204,489	204,681	207,992	207,953	209,376	209,839	210,904	210,533

(1)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 28.)

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Year Ended December 31			Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017
	2018	2017	2016
Net interest income
Interest income	$66,769	$57,579	$51,057	$17,836	$16,965	$16,369	$15,599	$15,066	$14,657	$14,146	$13,710
Interest expense	18,607	12,340	9,571	5,332	4,904	4,541	3,830	3,448	3,357	3,011	2,524
Net interest income	48,162	45,239	41,486	12,504	12,061	11,828	11,769	11,618	11,300	11,135	11,186

Noninterest income
Fees and commissions	33,078	33,341	31,876	8,345	8,076	8,317	8,340	8,395	8,251	8,381	8,314
Trading account income	7,869	6,770	6,582	1,448	1,717	2,151	2,553	1,012	1,714	1,824	2,220
Other income (loss)	1,911	1,776	3,554	380	870	253	408	(644)	514	1,432	474
Total noninterest income	42,858	41,887	42,012	10,173	10,663	10,721	11,301	8,763	10,479	11,637	11,008
Total revenue, net of interest expense	91,020	87,126	83,498	22,677	22,724	22,549	23,070	20,381	21,779	22,772	22,194

Provision for credit losses	3,282	3,396	3,597	905	716	827	834	1,001	834	726	835

Noninterest expense
Compensation and benefits	31,880	31,931	32,018	7,735	7,721	7,944	8,480	7,605	7,811	8,040	8,475
Occupancy and equipment	6,380	6,264	6,395	1,593	1,589	1,591	1,607	1,572	1,554	1,564	1,574
Information processing and communications	4,555	4,530	4,447	1,156	1,113	1,121	1,165	1,132	1,120	1,120	1,158
Product delivery and transaction related	2,857	3,041	2,970	708	687	706	756	783	753	746	759
Professional fees	1,699	1,888	1,971	480	439	399	381	471	476	485	456
Marketing	1,674	1,746	1,703	513	421	395	345	511	461	442	332
Other general operating	4,109	5,117	5,376	889	1,044	1,068	1,108	1,145	1,159	1,528	1,285
Total noninterest expense	53,154	54,517	54,880	13,074	13,014	13,224	13,842	13,219	13,334	13,925	14,039
Income before income taxes	34,584	29,213	25,021	8,698	8,994	8,498	8,394	6,161	7,611	8,121	7,320
Income tax expense	6,437	10,981	7,199	1,420	1,827	1,714	1,476	3,796	2,187	3,015	1,983
Net income	$28,147	$18,232	$17,822	$7,278	$7,167	$6,784	$6,918	$2,365	$5,424	$5,106	$5,337
Preferred stock dividends	1,451	1,614	1,682	239	466	318	428	286	465	361	502
Net income applicable to common shareholders	$26,696	$16,618	$16,140	$7,039	$6,701	$6,466	$6,490	$2,079	$4,959	$4,745	$4,835

Per common share information
Earnings	$2.64	$1.63	$1.57	$0.71	$0.67	$0.64	$0.63	$0.20	$0.49	$0.47	$0.48
Diluted earnings	2.61	1.56	1.49	0.70	0.66	0.63	0.62	0.20	0.46	0.44	0.45
Average common shares issued and outstanding	10,096.5	10,195.6	10,284.1	9,855.8	10,031.6	10,181.7	10,322.4	10,470.7	10,197.9	10,013.5	10,099.6
Average diluted common shares issued and outstanding	10,236.9	10,778.4	11,046.8	9,996.0	10,170.8	10,309.4	10,472.7	10,621.8	10,746.7	10,834.8	10,919.7

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Year Ended December 31			Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017
	2018	2017	2016
Net interest income
Interest income
Loans and leases	$40,811	$36,221	$33,228	$10,716	$10,401	$10,071	$9,623	$9,344	$9,203	$8,920	$8,754
Debt securities	11,724	10,471	9,167	3,078	2,986	2,856	2,804	2,707	2,629	2,594	2,541
Federal funds sold and securities borrowed or purchased under agreements to resell	3,176	2,390	1,118	1,046	799	709	622	732	659	560	439
Trading account assets	4,811	4,474	4,423	1,305	1,172	1,198	1,136	1,144	1,091	1,163	1,076
Other interest income	6,247	4,023	3,121	1,691	1,607	1,535	1,414	1,139	1,075	909	900
Total interest income	66,769	57,579	51,057	17,836	16,965	16,369	15,599	15,066	14,657	14,146	13,710

Interest expense
Deposits	4,495	1,931	1,015	1,562	1,230	943	760	679	624	346	282
Short-term borrowings	5,839	3,538	2,350	1,716	1,526	1,462	1,135	1,030	944	917	647
Trading account liabilities	1,358	1,204	1,018	318	335	348	357	314	319	307	264
Long-term debt	6,915	5,667	5,188	1,736	1,813	1,788	1,578	1,425	1,470	1,441	1,331
Total interest expense	18,607	12,340	9,571	5,332	4,904	4,541	3,830	3,448	3,357	3,011	2,524
Net interest income	$48,162	$45,239	$41,486	$12,504	$12,061	$11,828	$11,769	$11,618	$11,300	$11,135	$11,186

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$3,866	$3,777	$3,925	$1,016	$925	$1,011	$914	$1,004	$881	$949	$943
Other card income	1,958	1,899	1,723	506	492	472	488	496	488	463	452
Total card income	5,824	5,676	5,648	1,522	1,417	1,483	1,402	1,500	1,369	1,412	1,395
Service charges
Deposit-related fees	6,667	6,708	6,545	1,659	1,682	1,680	1,646	1,668	1,691	1,696	1,653
Lending-related fees	1,100	1,110	1,093	272	279	274	275	287	277	281	265
Total service charges	7,767	7,818	7,638	1,931	1,961	1,954	1,921	1,955	1,968	1,977	1,918
Investment and brokerage services
Asset management fees	10,189	9,310	8,328	2,536	2,576	2,513	2,564	2,455	2,367	2,288	2,200
Brokerage fees	3,971	4,526	5,021	1,008	918	945	1,100	1,067	1,070	1,172	1,217
Total investment and brokerage services	14,160	13,836	13,349	3,544	3,494	3,458	3,664	3,522	3,437	3,460	3,417
Investment banking fees
Underwriting income	2,722	2,821	2,585	562	701	719	740	635	698	709	779
Syndication fees	1,347	1,499	1,388	390	241	400	316	354	405	340	400
Financial advisory services	1,258	1,691	1,268	396	262	303	297	429	374	483	405
Total investment banking fees	5,327	6,011	5,241	1,348	1,204	1,422	1,353	1,418	1,477	1,532	1,584
Total fees and commissions	33,078	33,341	31,876	8,345	8,076	8,317	8,340	8,395	8,251	8,381	8,314
Trading account income	7,869	6,770	6,582	1,448	1,717	2,151	2,553	1,012	1,714	1,824	2,220
Other income	1,911	1,776	3,554	380	870	253	408	(644)	514	1,432	474
Total noninterest income	$42,858	$41,887	$42,012	$10,173	$10,663	$10,721	$11,301	$8,763	$10,479	$11,637	$11,008

(1)
Gross interchange fees were $9.5 billion, $8.8 billion and $8.3 billion for 2018, 2017 and 2016, respectively, and are presented net of $5.6 billion, $5.1 billion and $4.4 billion of expenses for rewards and partner payments for the same periods. Gross interchange fees were $2.5 billion, $2.4 billion, $2.4 billion, $2.2 billion, $2.3 billion, $2.2 billion, $2.2 billion and $2.1 billion for the fourth, third, second and first quarters of 2018 and the fourth, third, second and first quarters of 2017, respectively, and are presented net of $1.5 billion, $1.5 billion, $1.4 billion, $1.3 billion, $1.3 billion, $1.3 billion, $1.3 billion and $1.1 billion of expenses for rewards and partner payments for the same periods.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Fourth Quarter 2018			Third Quarter 2018			Second Quarter 2018
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$129,814	$494	1.51%	$144,411	$523	1.44%	$144,983	$487	1.35%
Time deposits placed and other short-term investments	8,691	59	2.72	8,328	48	2.26	10,015	48	1.91
Federal funds sold and securities borrowed or purchased under agreements to resell	263,626	1,046	1.57	241,426	799	1.31	251,880	709	1.13
Trading account assets	138,046	1,327	3.82	128,896	1,195	3.68	132,799	1,232	3.72
Debt securities	440,967	3,108	2.76	445,813	3,014	2.66	429,191	2,885	2.64
Loans and leases (1):
Residential mortgage	209,646	1,857	3.54	209,460	1,857	3.54	206,083	1,798	3.49
Home equity	50,757	634	4.96	53,050	656	4.91	54,863	640	4.68
U.S. credit card	95,766	2,533	10.49	94,710	2,435	10.20	93,531	2,298	9.86
Direct/Indirect and other consumer	91,458	823	3.57	91,828	787	3.40	93,620	766	3.28
Total consumer	447,627	5,847	5.20	449,048	5,735	5.08	448,097	5,502	4.92
U.S. commercial	308,557	3,203	4.12	303,680	3,034	3.97	305,372	2,983	3.92
Non-U.S. commercial	95,937	835	3.45	96,019	831	3.43	99,255	816	3.30
Commercial real estate	60,876	703	4.59	60,754	682	4.45	60,653	646	4.27
Commercial lease financing	21,724	182	3.36	21,235	173	3.25	21,441	168	3.14
Total commercial	487,094	4,923	4.01	481,688	4,720	3.89	486,721	4,613	3.80
Total loans and leases	934,721	10,770	4.58	930,736	10,455	4.46	934,818	10,115	4.34
Other earning assets	70,869	1,187	6.65	72,827	1,082	5.91	78,244	1,047	5.36
Total earning assets (2)	1,986,734	17,991	3.60	1,972,437	17,116	3.45	1,981,930	16,523	3.34
Cash and due from banks	26,081			25,639			25,329
Other assets, less allowance for loan and lease losses	321,771			319,753			315,419
Total assets	$2,334,586			$2,317,829			$2,322,678

(1)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans are recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(2)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018
Federal funds sold and securities borrowed or purchased under agreements to resell	$(61)	$(52)	$(39)
Debt securities	13	3	—
U.S. commercial loans and leases	(10)	(8)	(10)
Net hedge expense on assets	$(58)	$(57)	$(49)

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Fourth Quarter 2018			Third Quarter 2018			Second Quarter 2018
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$52,523	$2	0.01%	$53,929	$1	0.01%	$55,734	$2	0.01%
NOW and money market deposit accounts	701,697	957	0.54	680,285	737	0.43	664,002	536	0.32
Consumer CDs and IRAs	38,899	48	0.49	39,160	40	0.41	39,953	36	0.36
Negotiable CDs, public funds and other deposits	62,719	362	2.29	54,192	275	2.01	44,539	197	1.78
Total U.S. interest-bearing deposits	855,838	1,369	0.63	827,566	1,053	0.50	804,228	771	0.38
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	2,321	7	1.14	2,353	12	2.06	2,329	11	1.89
Governments and official institutions	275	—	0.04	709	—	0.01	1,113	—	0.01
Time, savings and other	64,599	186	1.14	63,179	165	1.04	65,326	161	0.99
Total non-U.S. interest-bearing deposits	67,195	193	1.14	66,241	177	1.07	68,768	172	1.00
Total interest-bearing deposits	923,033	1,562	0.67	893,807	1,230	0.55	872,996	943	0.43
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	262,497	1,716	2.60	264,168	1,526	2.30	272,777	1,462	2.15
Trading account liabilities	45,329	318	2.79	50,904	335	2.60	52,228	348	2.67
Long-term debt	201,056	1,736	3.44	203,239	1,813	3.55	199,448	1,788	3.59
Total interest-bearing liabilities (1)	1,431,915	5,332	1.48	1,412,118	4,904	1.38	1,397,449	4,541	1.30
Noninterest-bearing sources:
Noninterest-bearing deposits	421,918			422,538			427,663
Other liabilities (2)	217,055			218,520			232,385
Shareholders’ equity	263,698			264,653			265,181
Total liabilities and shareholders’ equity	$2,334,586			$2,317,829			$2,322,678
Net interest spread			2.12%			2.07%			2.04%
Impact of noninterest-bearing sources			0.40			0.38			0.37
Net interest income/yield on earning assets (3)		$12,659	2.52%		$12,212	2.45%		$11,982	2.41%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018
NOW and money market deposit accounts	$—	$1	$(1)
Consumer CDs and IRAs	6	5	6
Negotiable CDs, public funds and other deposits	3	2	4
Banks located in non-U.S. countries	4	6	4
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	11	30	30
Long-term debt	(51)	24	(10)
Net hedge (income) expense on liabilities	$(27)	$68	$33

(2)	Includes $29.6 billion, $30.3 billion and $29.7 billion of structured notes liabilities for the fourth, third and second quarters of 2018, respectively.

(3)	Net interest income includes FTE adjustments of $155 million, $151 million and $154 million for the fourth, third and second quarters of 2018, respectively.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	First Quarter 2018			Fourth Quarter 2017			Third Quarter 2017
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$140,247	$422	1.22%	$128,708	$336	1.04%	$127,835	$323	1.00%
Time deposits placed and other short-term investments	10,786	61	2.31	12,979	68	2.06	12,503	68	2.17
Federal funds sold and securities borrowed or purchased under agreements to resell	248,320	622	1.02	224,490	528	0.93	223,585	487	0.86
Trading account assets	131,123	1,147	3.54	130,370	1,183	3.61	124,068	1,125	3.60
Debt securities	433,096	2,830	2.58	441,624	2,751	2.48	436,886	2,670	2.44
Loans and leases (1):
Residential mortgage	204,830	1,782	3.48	202,155	1,749	3.46	199,240	1,724	3.46
Home equity	56,952	643	4.56	59,059	641	4.32	61,225	664	4.31
U.S. credit card	94,423	2,313	9.93	93,531	2,299	9.75	91,602	2,253	9.76
Direct/Indirect and other consumer	95,292	728	3.10	96,113	724	2.99	96,272	706	2.91
Total consumer	451,497	5,466	4.89	450,858	5,413	4.78	448,339	5,347	4.74
U.S. commercial	299,850	2,717	3.68	297,851	2,598	3.46	293,203	2,542	3.44
Non-U.S. commercial	99,504	738	3.01	98,692	680	2.73	95,725	676	2.80
Commercial real estate	59,231	587	4.02	58,983	571	3.84	59,044	552	3.71
Commercial lease financing	21,833	175	3.20	21,406	159	2.98	21,818	160	2.92
Total commercial	480,418	4,217	3.56	476,932	4,008	3.34	469,790	3,930	3.32
Total loans and leases	931,915	9,683	4.20	927,790	9,421	4.04	918,129	9,277	4.02
Other earning assets	84,345	984	4.72	84,087	901	4.25	76,496	849	4.41
Total earning assets (2)	1,979,832	15,749	3.21	1,950,048	15,188	3.09	1,919,502	14,799	3.06
Cash and due from banks	26,275			28,114			28,990
Other assets, less allowance for loan and lease losses	319,771			323,525			322,612
Total assets	$2,325,878			$2,301,687			$2,271,104

(1)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans are recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(2)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017
Federal funds sold and securities borrowed or purchased under agreements to resell	$5	$16	$8
Debt securities	(3)	(2)	(5)
U.S. commercial loans and leases	(9)	(10)	(10)
Net hedge expense on assets	$(7)	$4	$(7)

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	First Quarter 2018			Fourth Quarter 2017			Third Quarter 2017
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$54,747	$1	0.01%	$54,090	$1	0.01%	$54,328	$1	0.01%
NOW and money market deposit accounts	659,033	406	0.25	645,639	361	0.22	631,270	333	0.21
Consumer CDs and IRAs	41,313	33	0.33	42,595	29	0.28	44,239	31	0.27
Negotiable CDs, public funds and other deposits	40,639	157	1.56	39,200	133	1.35	38,119	101	1.05
Total U.S. interest-bearing deposits	795,732	597	0.30	781,524	524	0.27	767,956	466	0.24
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	2,243	9	1.67	1,844	5	0.96	2,259	5	0.97
Governments and official institutions	1,154	—	0.02	1,016	3	1.06	1,012	3	1.04
Time, savings and other	67,334	154	0.92	67,252	147	0.87	63,716	150	0.93
Total non-U.S. interest-bearing deposits	70,731	163	0.93	70,112	155	0.88	66,987	158	0.93
Total interest-bearing deposits	866,463	760	0.36	851,636	679	0.32	834,943	624	0.30
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	279,801	1,135	1.64	272,733	901	1.31	270,364	846	1.24
Trading account liabilities	55,362	357	2.62	49,643	314	2.51	48,390	319	2.62
Long-term debt	197,787	1,578	3.22	196,314	1,425	2.89	197,139	1,470	2.97
Total interest-bearing liabilities (1)	1,399,413	3,830	1.11	1,370,326	3,319	0.96	1,350,836	3,259	0.96
Noninterest-bearing sources:
Noninterest-bearing deposits	430,805			441,936			436,768
Other liabilities (2)	230,180			216,263			210,262
Shareholders’ equity	265,480			273,162			273,238
Total liabilities and shareholders’ equity	$2,325,878			$2,301,687			$2,271,104
Net interest spread			2.10%			2.13%			2.10%
Impact of noninterest-bearing sources			0.32			0.29			0.29
Net interest income/yield on earning assets (3)		$11,919	2.42%		$11,869	2.42%		$11,540	2.39%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017
Consumer CDs and IRAs	5	5	6
Negotiable CDs, public funds and other deposits	3	3	3
Banks located in non-U.S. countries	5	5	5
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	29	30	33
Long-term debt	(246)	(379)	(393)
Net hedge (income) expense on liabilities	$(204)	$(336)	$(346)

(2)	Includes $31.9 billion, $31.4 billion and $30.3 billion of structured notes liabilities for the first quarter of 2018 and the fourth and third quarters of 2017, respectively.

(3)	Net interest income includes FTE adjustments of $150 million, $251 million and $240 million for the first quarter of 2018 and the fourth and third quarters of 2017, respectively.
.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Second Quarter 2017			First Quarter 2017
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$129,201	$261	0.81%	$123,921	$202	0.66%
Time deposits placed and other short-term investments	11,448	58	2.03	11,497	47	1.65
Federal funds sold and securities borrowed or purchased under agreements to resell	226,700	435	0.77	216,402	356	0.67
Trading account assets	135,931	1,199	3.54	125,661	1,111	3.58
Debt securities	431,132	2,632	2.44	430,234	2,573	2.38
Loans and leases (1):
Residential mortgage	195,935	1,697	3.46	193,627	1,661	3.44
Home equity	63,332	664	4.20	65,508	639	3.94
U.S. credit card	89,464	2,128	9.54	89,628	2,111	9.55
Non-U.S. credit card (2)	6,494	147	9.08	9,367	211	9.15
Direct/Indirect and other consumer	95,775	669	2.80	95,838	635	2.68
Total consumer	451,000	5,305	4.71	453,968	5,257	4.68
U.S. commercial	291,162	2,403	3.31	287,468	2,222	3.14
Non-U.S. commercial	92,708	615	2.66	92,821	595	2.60
Commercial real estate	58,198	514	3.54	57,764	479	3.36
Commercial lease financing	21,649	156	2.89	22,123	231	4.17
Total commercial	463,717	3,688	3.19	460,176	3,527	3.11
Total loans and leases	914,717	8,993	3.94	914,144	8,784	3.88
Other earning assets	73,618	713	3.88	73,514	760	4.19
Total earning assets (3)	1,922,747	14,291	2.98	1,895,373	13,833	2.96
Cash and due from banks	27,659			27,196
Other assets, less allowance for loan and lease losses	318,887			309,080
Total assets	$2,269,293			$2,231,649

(1)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans are recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(2)	Includes assets of the Corporation's non-U.S. consumer credit card business, which was sold during the second quarter of 2017.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Second Quarter 2017	First Quarter 2017
Federal funds sold and securities borrowed or purchased under agreements to resell	$10	$15
Debt securities	(25)	(22)
U.S. commercial loans and leases	(9)	(10)
Net hedge expense on assets	$(24)	$(17)

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Second Quarter 2017			First Quarter 2017
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$54,494	$2	0.01%	$52,193	$1	0.01%
NOW and money market deposit accounts	619,593	105	0.07	617,749	74	0.05
Consumer CDs and IRAs	45,682	30	0.27	46,711	31	0.27
Negotiable CDs, public funds and other deposits	36,041	68	0.75	33,695	52	0.63
Total U.S. interest-bearing deposits	755,810	205	0.11	750,348	158	0.09
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	3,058	6	0.77	2,616	5	0.76
Governments and official institutions	981	2	0.90	1,013	2	0.81
Time, savings and other	60,047	133	0.89	58,418	117	0.81
Total non-U.S. interest-bearing deposits	64,086	141	0.89	62,047	124	0.81
Total interest-bearing deposits	819,896	346	0.17	812,395	282	0.14
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	288,726	825	1.14	268,079	573	0.87
Trading account liabilities	45,156	307	2.73	38,731	264	2.76
Long-term debt	194,508	1,441	2.97	191,490	1,331	2.80
Total interest-bearing liabilities (1)	1,348,286	2,919	0.87	1,310,695	2,450	0.76
Noninterest-bearing sources:
Noninterest-bearing deposits	436,942			444,237
Other liabilities (2)	213,088			209,017
Shareholders’ equity	270,977			267,700
Total liabilities and shareholders’ equity	$2,269,293			$2,231,649
Net interest spread			2.11%			2.20%
Impact of noninterest-bearing sources			0.26			0.22
Net interest income/yield on earning assets (3)		$11,372	2.37%		$11,383	2.42%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Second Quarter 2017	First Quarter 2017
NOW and money market deposit accounts	$(1)	$—
Consumer CDs and IRAs	5	6
Negotiable CDs, public funds and other deposits	4	3
Banks located in non-U.S. countries	4	5
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	88	92
Long-term debt	(426)	(530)
Net hedge (income) expense on liabilities	$(326)	$(424)

(2)	Includes $29.6 billion and $30.0 billion of structured notes liabilities for the second and first quarters of 2017, respectively.

(3)	Net interest income includes FTE adjustments of $237 million and $197 million for the second and first quarters of 2017, respectively.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Annual Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	2018			2017			2016
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$139,848	$1,926	1.38%	$127,431	$1,122	0.88%	$133,374	$605	0.45%
Time deposits placed and other short-term investments	9,446	216	2.29	12,112	241	1.99	9,026	140	1.55
Federal funds sold and securities borrowed or purchased under agreements to resell	251,328	3,176	1.26	222,818	1,806	0.81	216,161	967	0.45
Trading account assets	132,724	4,901	3.69	129,007	4,618	3.58	129,766	4,563	3.52
Debt securities	437,312	11,837	2.66	435,005	10,626	2.44	418,289	9,263	2.23
Loans and leases (1):
Residential mortgage	207,523	7,294	3.51	197,766	6,831	3.45	188,250	6,488	3.45
Home equity	53,886	2,573	4.77	62,260	2,608	4.19	71,760	2,713	3.78
U.S. credit card	94,612	9,579	10.12	91,068	8,791	9.65	87,905	8,170	9.29
Non-U.S. credit card (2)	—	—	—	3,929	358	9.12	9,527	926	9.72
Direct/Indirect and other consumer	93,036	3,104	3.34	96,002	2,734	2.85	94,148	2,371	2.52
Total consumer	449,057	22,550	5.02	451,025	21,322	4.73	451,590	20,668	4.58
U.S. commercial	304,387	11,937	3.92	292,452	9,765	3.34	276,887	8,101	2.93
Non-U.S. commercial	97,664	3,220	3.30	95,005	2,566	2.70	93,263	2,337	2.51
Commercial real estate	60,384	2,618	4.34	58,502	2,116	3.62	57,547	1,773	3.08
Commercial lease financing	21,557	698	3.24	21,747	706	3.25	21,146	627	2.97
Total commercial	483,992	18,473	3.82	467,706	15,153	3.24	448,843	12,838	2.86
Total loans and leases (2)	933,049	41,023	4.40	918,731	36,475	3.97	900,433	33,506	3.72
Other earning assets	76,524	4,300	5.62	76,957	3,224	4.19	59,775	2,496	4.18
Total earning assets (3)	1,980,231	67,379	3.40	1,922,061	58,112	3.02	1,866,824	51,540	2.76
Cash and due from banks	25,830			27,995			27,893
Other assets, less allowance for loan and lease losses	319,185			318,577			295,501
Total assets	$2,325,246			$2,268,633			$2,190,218

(1)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans are recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(2)	The 2017 and 2016 amounts include assets of the Corporation’s non-U.S. consumer credit card business, which was sold during the second quarter of 2017.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2018	2017	2016
Federal funds sold and securities borrowed or purchased under agreements to resell	$(147)	$49	$25
Debt securities	13	(54)	(150)
U.S. commercial loans and leases	(37)	(39)	(51)
Net hedge expense on assets	$(171)	$(44)	$(176)

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Annual Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	2018			2017			2016
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$54,226	$6	0.01%	$53,783	$5	0.01%	$49,495	$5	0.01%
NOW and money market deposit accounts	676,382	2,636	0.39	628,647	873	0.14	589,737	294	0.05
Consumer CDs and IRAs	39,823	157	0.39	44,794	121	0.27	48,594	133	0.27
Negotiable CDs, public funds and other deposits	50,593	991	1.96	36,782	354	0.96	32,889	160	0.49
Total U.S. interest-bearing deposits	821,024	3,790	0.46	764,006	1,353	0.18	720,715	592	0.08
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	2,312	39	1.69	2,442	21	0.85	3,891	32	0.82
Governments and official institutions	810	—	0.01	1,006	10	0.95	1,437	9	0.64
Time, savings and other	65,097	666	1.02	62,386	547	0.88	59,183	382	0.65
Total non-U.S. interest-bearing deposits	68,219	705	1.03	65,834	578	0.88	64,511	423	0.66
Total interest-bearing deposits	889,243	4,495	0.51	829,840	1,931	0.23	785,226	1,015	0.13
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	269,748	5,839	2.17	274,975	3,146	1.14	252,585	1,933	0.77
Trading account liabilities	50,928	1,358	2.67	45,518	1,204	2.64	37,897	1,018	2.69
Long-term debt	200,399	6,915	3.45	194,882	5,667	2.91	204,826	5,188	2.53
Total interest-bearing liabilities (1)	1,410,318	18,607	1.32	1,345,215	11,948	0.89	1,280,534	9,154	0.71
Noninterest-bearing sources:
Noninterest-bearing deposits	425,698			439,956			437,335
Other liabilities (2)	224,482			212,173			206,506
Shareholders’ equity	264,748			271,289			265,843
Total liabilities and shareholders’ equity	$2,325,246			$2,268,633			$2,190,218
Net interest spread			2.08%			2.13%			2.05%
Impact of noninterest-bearing sources			0.37			0.27			0.22
Net interest income/yield on earning assets (3)		$48,772	2.45%		$46,164	2.40%		$42,386	2.27%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	2018	2017	2016
NOW and money market deposit accounts	$—	$(1)	$(1)
Consumer CDs and IRAs	22	22	23
Negotiable CDs, public funds and other deposits	12	13	13
Banks located in non-U.S. countries	19	19	13
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	100	243	500
Long-term debt	(283)	(1,728)	(2,615)
Net hedge income on liabilities	$(130)	$(1,432)	$(2,067)

(2)	Includes $30.4 billion, $30.3 billion and $23.9 billion of structured notes liabilities for 2018, 2017 and 2016, respectively.

(3)	Net interest income includes FTE adjustments of $610 million, $925 million and $900 million for 2018, 2017 and 2016, respectively.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Year Ended December 31			Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017
	2018	2017	2016
Fully taxable-equivalent (FTE) basis data (1)
Net interest income	$48,772	$46,164	$42,386	$12,659	$12,212	$11,982	$11,919	$11,869	$11,540	$11,372	$11,383
Total revenue, net of interest expense	91,630	88,051	84,398	22,832	22,875	22,703	23,220	20,632	22,019	23,009	22,391
Net interest yield	2.45%	2.40%	2.27%	2.52%	2.45%	2.41%	2.42%	2.42%	2.39%	2.37%	2.42%
Efficiency ratio	58.01	61.91	65.02	57.26	56.89	58.25	59.61	64.07	60.56	60.52	62.70

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $610 million, $925 million and $900 million for the years ended December 31, 2018, 2017 and 2016, respectively; $155 million, $151 million, $154 million, and $150 million for the fourth, third, second and first quarters of 2018, respectively; and $251 million, $240 million, $237 million and $197 million for the fourth, third, second and first quarters of 2017, respectively.

Estimated Banking Book Net Interest Income Sensitivity to Curve Changes
(Dollars in millions)	Short Rate (bps)	Long Rate (bps)	December 31 2018 (1)

Parallel Shifts
+100 bps instantaneous shift	+100	+100	$2,833
-100 bps instantaneous shift	-100	-100	(4,280)
Flatteners
Short-end instantaneous change	+100	—	2,158
Long-end instantaneous change	—	-100	(1,618)
Steepeners
Short-end instantaneous change	-100	—	(2,648)
Long-end instantaneous change	—	+100	675

(1)	Change in net interest income reflects changes in the balance sheet.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,659	$7,111	$1,612	$2,849	$936	$151
Noninterest income
Fees and commissions:
Card income	1,522	1,339	34	129	20	—
Service charges	1,931	1,086	18	743	79	5
Investment and brokerage services	3,544	77	2,978	24	474	(9)
Investment banking fees	1,348	(1)	94	760	514	(19)
Total fees and commissions	8,345	2,501	3,124	1,656	1,087	(23)
Trading account income	1,448	2	31	75	1,132	208
Other income (loss)	380	349	271	589	92	(921)
Total noninterest income (loss)	10,173	2,852	3,426	2,320	2,311	(736)
Total revenue, net of interest expense	22,832	9,963	5,038	5,169	3,247	(585)
Provision for credit losses	905	915	23	85	6	(124)
Noninterest expense	13,074	4,442	3,560	2,127	2,553	392
Income (loss) before income taxes	8,853	4,606	1,455	2,957	688	(853)
Income tax expense (benefit)	1,575	1,173	370	769	178	(915)
Net income	$7,278	$3,433	$1,085	$2,188	$510	$62

Average
Total loans and leases	$934,721	$289,862	$163,516	$357,410	$70,609	$53,324
Total assets (1)	2,334,586	759,027	283,264	440,522	655,069	196,704
Total deposits	1,344,951	686,826	247,427	359,642	31,077	19,979
Quarter end
Total loans and leases	$946,895	$294,335	$164,854	$365,717	$73,928	$48,061
Total assets (1)	2,354,507	768,881	305,907	442,330	641,923	195,466
Total deposits	1,381,476	696,146	268,700	360,248	37,841	18,541

	Third Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,212	$6,844	$1,531	$2,726	$933	$178
Noninterest income
Fees and commissions:
Card income	1,417	1,237	34	124	21	1
Service charges	1,961	1,098	19	753	86	5
Investment and brokerage services	3,494	80	3,004	27	388	(5)
Investment banking fees	1,204	—	87	644	522	(49)
Total fees and commissions	8,076	2,415	3,144	1,548	1,017	(48)
Trading account income	1,717	2	24	60	1,551	80
Other income (loss)	870	181	118	489	372	(290)
Total noninterest income (loss)	10,663	2,598	3,286	2,097	2,940	(258)
Total revenue, net of interest expense	22,875	9,442	4,817	4,823	3,873	(80)
Provision for credit losses	716	870	13	(70)	(2)	(95)
Noninterest expense	13,014	4,328	3,440	2,142	2,633	471
Income (loss) before income taxes	9,145	4,244	1,364	2,751	1,242	(456)
Income tax expense (benefit)	1,978	1,081	348	714	323	(488)
Net income	$7,167	$3,163	$1,016	$2,037	$919	$32

Average
Total loans and leases	$930,736	$284,994	$161,869	$352,712	$71,231	$59,930
Total assets (1)	2,317,829	759,665	273,582	423,643	652,481	208,458
Total deposits	1,316,345	687,530	238,291	337,685	30,721	22,118
Quarter end
Total loans and leases	$929,801	$287,277	$162,191	$352,332	$73,023	$54,978
Total assets (1)	2,338,833	765,498	276,146	430,846	646,359	219,984
Total deposits	1,345,649	692,770	239,654	350,748	41,102	21,375

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Second Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$11,982	$6,593	$1,538	$2,739	$968	$144
Noninterest income
Fees and commissions:
Card income	1,483	1,292	38	130	23	—
Service charges	1,954	1,072	17	768	90	7
Investment and brokerage services	3,458	80	2,937	18	430	(7)
Investment banking fees	1,422	—	72	743	651	(44)
Total fees and commissions	8,317	2,444	3,064	1,659	1,194	(44)
Trading account income	2,151	2	28	64	2,020	37
Other income (loss)	253	194	112	552	69	(674)
Total noninterest income (loss)	10,721	2,640	3,204	2,275	3,283	(681)
Total revenue, net of interest expense	22,703	9,233	4,742	5,014	4,251	(537)
Provision for credit losses	827	944	12	(23)	(1)	(105)
Noninterest expense	13,224	4,369	3,426	2,185	2,726	518
Income (loss) before income taxes	8,652	3,920	1,304	2,852	1,526	(950)
Income tax expense (benefit)	1,868	999	332	741	397	(601)
Net income (loss)	$6,784	$2,921	$972	$2,111	$1,129	$(349)

Average
Total loans and leases	$934,818	$280,689	$160,833	$355,088	$75,053	$63,155
Total assets (1)	2,322,678	759,982	272,318	424,540	678,501	187,337
Total deposits	1,300,659	687,812	236,214	323,215	30,736	22,682
Quarter end
Total loans and leases	$935,824	$283,565	$162,034	$355,473	$73,496	$61,256
Total assets (1)	2,291,670	768,188	270,915	426,448	637,110	189,009
Total deposits	1,309,691	695,530	233,925	326,029	31,450	22,757

	First Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$11,919	$6,477	$1,584	$2,679	$1,020	$159
Noninterest income
Fees and commissions:
Card income	1,402	1,234	21	128	20	(1)
Service charges	1,921	1,044	19	763	90	5
Investment and brokerage services	3,664	82	3,040	25	488	29
Investment banking fees	1,353	—	84	744	609	(84)
Total fees and commissions	8,340	2,360	3,164	1,660	1,207	(51)
Trading account income (loss)	2,553	2	29	61	2,557	(96)
Other income (loss)	408	141	79	595	28	(435)
Total noninterest income (loss)	11,301	2,503	3,272	2,316	3,792	(582)
Total revenue, net of interest expense	23,220	8,980	4,856	4,995	4,812	(423)
Provision for credit losses	834	935	38	16	(3)	(152)
Noninterest expense	13,842	4,548	3,580	2,291	2,923	500
Income (loss) before income taxes	8,544	3,497	1,238	2,688	1,892	(771)
Income tax expense (benefit)	1,626	893	316	699	492	(774)
Net income	$6,918	$2,604	$922	$1,989	$1,400	$3

Average
Total loans and leases	$931,915	$279,557	$159,095	$351,689	$73,763	$67,811
Total assets (1)	2,325,878	746,647	279,716	421,863	678,354	199,298
Total deposits	1,297,268	674,351	243,077	324,405	32,320	23,115
Quarter end
Total loans and leases	$934,078	$279,055	$159,636	$355,165	$75,638	$64,584
Total assets (1)	2,328,478	774,257	279,332	425,328	648,605	200,956
Total deposits	1,328,664	701,488	241,531	331,238	32,301	22,106

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Fourth Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$11,869	$6,326	$1,515	$2,746	$1,075	$207
Noninterest income
Fees and commissions:
Card income	1,500	1,307	43	127	23	—
Service charges	1,955	1,073	18	775	84	5
Investment and brokerage services	3,522	84	2,920	24	501	(7)
Investment banking fees	1,418	—	71	811	596	(60)
Total fees and commissions	8,395	2,464	3,052	1,737	1,204	(62)
Trading account income (loss)	1,012	1	24	53	935	(1)
Other income (loss)	(644)	112	95	515	185	(1,551)
Total noninterest income (loss)	8,763	2,577	3,171	2,305	2,324	(1,614)
Total revenue, net of interest expense	20,632	8,903	4,686	5,051	3,399	(1,407)
Provision for credit losses	1,001	886	6	132	162	(185)
Noninterest expense	13,219	4,495	3,481	2,190	2,659	394
Income (loss) before income taxes	6,412	3,522	1,199	2,729	578	(1,616)
Income tax expense	4,047	1,350	460	1,047	194	996
Net income (loss)	$2,365	$2,172	$739	$1,682	$384	$(2,612)

Average
Total loans and leases	$927,790	$275,716	$157,063	$350,262	$73,552	$71,197
Total assets (1)	2,301,687	737,755	276,153	420,758	659,412	207,609
Total deposits	1,293,572	665,536	240,126	329,761	34,250	23,899
Quarter end
Total loans and leases	$936,749	$280,473	$159,378	$350,668	$76,778	$69,452
Total assets (1)	2,281,234	749,326	284,322	425,459	629,013	193,114
Total deposits	1,309,545	676,530	246,994	329,273	34,029	22,719

	Third Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$11,540	$6,187	$1,492	$2,668	$1,025	$168
Noninterest income
Fees and commissions:
Card income	1,369	1,193	40	117	19	—
Service charges	1,968	1,082	19	776	85	6
Investment and brokerage services	3,437	74	2,854	18	496	(5)
Investment banking fees	1,477	—	100	806	624	(53)
Total fees and commissions	8,251	2,349	3,013	1,717	1,224	(52)
Trading account income (loss)	1,714	1	29	(5)	1,591	98
Other income (loss)	514	185	92	639	64	(466)
Total noninterest income (loss)	10,479	2,535	3,134	2,351	2,879	(420)
Total revenue, net of interest expense	22,019	8,722	4,626	5,019	3,904	(252)
Provision for credit losses	834	967	16	48	(6)	(191)
Noninterest expense	13,334	4,443	3,393	2,154	2,759	585
Income (loss) before income taxes	7,851	3,312	1,217	2,817	1,151	(646)
Income tax expense (benefit)	2,427	1,247	458	1,061	423	(762)
Net income	$5,424	$2,065	$759	$1,756	$728	$116

Average
Total loans and leases	$918,129	$268,810	$154,333	$346,093	$72,347	$76,546
Total assets (1)	2,271,104	731,077	275,570	416,144	642,429	205,884
Total deposits	1,271,711	658,974	239,647	315,692	32,125	25,273
Quarter end
Total loans and leases	$927,117	$272,360	$155,871	$349,838	$76,225	$72,823
Total assets (1)	2,284,174	742,514	276,187	424,580	629,224	211,669
Total deposits	1,284,417	669,647	237,771	319,545	33,382	24,072

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Second Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$11,372	$5,941	$1,596	$2,559	$999	$277
Noninterest income
Fees and commissions:
Card income	1,412	1,202	34	127	22	27
Service charges	1,977	1,061	19	809	83	5
Investment and brokerage services	3,460	77	2,829	38	521	(5)
Investment banking fees	1,532	—	96	929	590	(83)
Total fees and commissions	8,381	2,340	2,978	1,903	1,216	(56)
Trading account income	1,824	1	32	54	1,611	126
Other income	1,432	180	97	546	123	486
Total noninterest income	11,637	2,521	3,107	2,503	2,950	556
Total revenue, net of interest expense	23,009	8,462	4,703	5,062	3,949	833
Provision for credit losses	726	834	11	15	25	(159)
Noninterest expense	13,925	4,406	3,418	2,190	2,705	1,206
Income (loss) before income taxes	8,358	3,222	1,274	2,857	1,219	(214)
Income tax expense	3,252	1,217	481	1,079	422	53
Net income (loss)	$5,106	$2,005	$793	$1,778	$797	$(267)

Average
Total loans and leases	$914,717	$261,537	$150,812	$345,063	$69,638	$87,667
Total assets (1)	2,269,293	724,753	281,168	415,160	645,229	202,983
Total deposits	1,256,838	652,787	245,329	300,483	31,919	26,320
Quarter end
Total loans and leases	$916,666	$265,938	$153,468	$344,457	$73,973	$78,830
Total assets (1)	2,254,714	735,177	274,746	411,860	633,190	199,741
Total deposits	1,262,980	662,678	237,131	303,205	33,363	26,603

	First Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$11,383	$5,749	$1,549	$2,642	$1,165	$278
Noninterest income
Fees and commissions:
Card income	1,395	1,182	36	119	19	39
Service charges	1,918	1,050	20	765	77	6
Investment and brokerage services	3,417	82	2,791	17	531	(4)
Investment banking fees	1,584	—	51	925	666	(58)
Total fees and commissions	8,314	2,314	2,898	1,826	1,293	(17)
Trading account income	2,220	—	59	32	2,066	63
Other income (loss)	474	154	78	493	186	(437)
Total noninterest income (loss)	11,008	2,468	3,035	2,351	3,545	(391)
Total revenue, net of interest expense	22,391	8,217	4,584	4,993	4,710	(113)
Provision for credit losses	835	838	23	17	(17)	(26)
Noninterest expense	14,039	4,503	3,478	2,277	2,874	907
Income (loss) before income taxes	7,517	2,876	1,083	2,699	1,853	(994)
Income tax expense (benefit)	2,180	1,083	408	1,017	627	(955)
Net income (loss)	$5,337	$1,793	$675	$1,682	$1,226	$(39)

Average
Total loans and leases	$914,144	$257,945	$148,405	$342,857	$70,064	$94,873
Total assets (1)	2,231,649	707,647	293,432	416,950	607,012	206,608
Total deposits	1,256,632	635,594	257,386	305,197	33,158	25,297
Quarter end
Total loans and leases	$915,747	$258,421	$149,110	$344,452	$71,053	$92,711
Total assets (1)	2,247,794	734,088	291,177	417,843	603,974	200,712
Total deposits	1,272,141	661,607	254,595	297,163	33,629	25,147

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment and All Other
(Dollars in millions)
	Year Ended December 31, 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$48,772	$27,025	$6,265	$10,993	$3,857	$632
Noninterest income
Fees and commissions:
Card income	5,824	5,102	127	511	84	—
Service charges	7,767	4,300	73	3,027	345	22
Investment and brokerage services	14,160	319	11,959	94	1,780	8
Investment banking fees	5,327	(1)	337	2,891	2,296	(196)
Total fees and commissions	33,078	9,720	12,496	6,523	4,505	(166)
Trading account income	7,869	8	112	260	7,260	229
Other income (loss)	1,911	865	580	2,225	561	(2,320)
Total noninterest income (loss)	42,858	10,593	13,188	9,008	12,326	(2,257)
Total revenue, net of interest expense	91,630	37,618	19,453	20,001	16,183	(1,625)
Provision for credit losses	3,282	3,664	86	8	—	(476)
Noninterest expense	53,154	17,687	14,006	8,745	10,835	1,881
Income (loss) before income taxes	35,194	16,267	5,361	11,248	5,348	(3,030)
Income tax expense (benefit)	7,047	4,146	1,366	2,923	1,390	(2,778)
Net income (loss)	$28,147	$12,121	$3,995	$8,325	$3,958	$(252)

Average
Total loans and leases	$933,049	$283,807	$161,342	$354,236	$72,651	$61,013
Total assets (1)	2,325,246	756,373	277,220	425,675	666,000	199,978
Total deposits	1,314,941	684,173	241,256	336,337	31,209	21,966
Year end
Total loans and leases	$946,895	$294,335	$164,854	$365,717	$73,928	$48,061
Total assets (1)	2,354,507	768,881	305,907	442,330	641,923	195,466
Total deposits	1,381,476	696,146	268,700	360,248	37,841	18,541

	Year Ended December 31, 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$46,164	$24,203	$6,152	$10,615	$4,264	$930
Noninterest income
Fees and commissions:
Card income	5,676	4,884	153	490	83	66
Service charges	7,818	4,266	76	3,125	329	22
Investment and brokerage services	13,836	317	11,394	97	2,049	(21)
Investment banking fees	6,011	—	318	3,471	2,476	(254)
Total fees and commissions	33,341	9,467	11,941	7,183	4,937	(187)
Trading account income	6,770	3	144	134	6,203	286
Other income (loss)	1,776	631	362	2,193	558	(1,968)
Total noninterest income (loss)	41,887	10,101	12,447	9,510	11,698	(1,869)
Total revenue, net of interest expense	88,051	34,304	18,599	20,125	15,962	(939)
Provision for credit losses	3,396	3,525	56	212	164	(561)
Noninterest expense	54,517	17,847	13,770	8,811	10,997	3,092
Income (loss) before income taxes	30,138	12,932	4,773	11,102	4,801	(3,470)
Income tax expense (benefit)	11,906	4,897	1,807	4,204	1,666	(668)
Net income (loss)	$18,232	$8,035	$2,966	$6,898	$3,135	$(2,802)

Average
Total loans and leases	$918,731	$266,058	$152,682	$346,089	$71,413	$82,489
Total assets (1)	2,268,633	725,406	281,517	417,260	638,675	205,775
Total deposits	1,269,796	653,320	245,559	312,859	32,864	25,194
Year end
Total loans and leases	$936,749	$280,473	$159,378	$350,668	$76,778	$69,452
Total assets (1)	2,281,234	749,326	284,322	425,459	629,013	193,114
Total deposits	1,309,545	676,530	246,994	329,273	34,029	22,719

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment and All Other (continued)
(Dollars in millions)
	Year Ended December 31, 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$42,386	$21,234	$5,738	$9,540	$4,884	$990
Noninterest income
Fees and commissions:
Card income	5,648	4,782	149	472	65	180
Service charges	7,638	4,142	74	3,094	312	16
Investment and brokerage services	13,349	320	10,874	74	2,102	(21)
Investment banking fees	5,241	2	227	2,884	2,296	(168)
Total fees and commissions	31,876	9,246	11,324	6,524	4,775	7
Trading account income	6,582	—	175	133	6,231	43
Other income (loss)	3,554	1,039	391	2,283	198	(357)
Total noninterest income (loss)	42,012	10,285	11,890	8,940	11,204	(307)
Total revenue, net of interest expense	84,398	31,519	17,628	18,480	16,088	683
Provision for credit losses	3,597	2,715	68	883	31	(100)
Noninterest expense	54,880	17,723	13,374	8,673	10,413	4,697
Income (loss) before income taxes	25,921	11,081	4,186	8,924	5,644	(3,914)
Income tax expense (benefit)	8,099	4,083	1,548	3,289	1,978	(2,799)
Net income (loss)	$17,822	$6,998	$2,638	$5,635	$3,666	$(1,115)

Average
Total loans and leases	$900,433	$245,808	$142,429	$333,820	$69,641	$108,735
Total assets (1)	2,190,218	668,375	291,479	397,886	585,327	247,151
Total deposits	1,222,561	599,651	256,425	304,741	34,239	27,505
Year end
Total loans and leases	$906,683	$258,991	$148,179	$339,271	$72,743	$87,499
Total assets (1)	2,188,067	702,335	298,932	409,271	566,062	211,467
Total deposits	1,260,934	632,786	262,530	307,630	34,927	23,061

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Year Ended December 31			Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017
	2018	2017	2016
Net interest income	$27,025	$24,203	$21,234	$7,111	$6,844	$6,593	$6,477	$6,326	$6,187	$5,941	$5,749
Noninterest income:
Card income	5,102	4,884	4,782	1,339	1,237	1,292	1,234	1,307	1,193	1,202	1,182
Service charges	4,300	4,266	4,142	1,086	1,098	1,072	1,044	1,073	1,082	1,061	1,050
All other income	1,191	951	1,361	427	263	276	225	197	260	258	236
Total noninterest income	10,593	10,101	10,285	2,852	2,598	2,640	2,503	2,577	2,535	2,521	2,468
Total revenue, net of interest expense	37,618	34,304	31,519	9,963	9,442	9,233	8,980	8,903	8,722	8,462	8,217

Provision for credit losses	3,664	3,525	2,715	915	870	944	935	886	967	834	838

Noninterest expense	17,687	17,847	17,723	4,442	4,328	4,369	4,548	4,495	4,443	4,406	4,503
Income before income taxes	16,267	12,932	11,081	4,606	4,244	3,920	3,497	3,522	3,312	3,222	2,876
Income tax expense	4,146	4,897	4,083	1,173	1,081	999	893	1,350	1,247	1,217	1,083
Net income	$12,121	$8,035	$6,998	$3,433	$3,163	$2,921	$2,604	$2,172	$2,065	$2,005	$1,793

Net interest yield	3.77%	3.53%	3.37%	3.92%	3.77%	3.67%	3.71%	3.59%	3.55%	3.47%	3.49%
Return on average allocated capital (1)	33	22	21	37	34	32	29	23	22	22	20
Efficiency ratio	47.02	52.03	56.23	44.58	45.83	47.33	50.64	50.49	50.93	52.07	54.81

Balance Sheet
Average
Total loans and leases	$283,807	$266,058	$245,808	$289,862	$284,994	$280,689	$279,557	$275,716	$268,810	$261,537	$257,945
Total earning assets (2)	717,189	686,602	629,982	719,329	720,643	720,871	707,746	698,995	692,113	686,055	668,853
Total assets (2)	756,373	725,406	668,375	759,027	759,665	759,982	746,647	737,755	731,077	724,753	707,647
Total deposits	684,173	653,320	599,651	686,826	687,530	687,812	674,351	665,536	658,974	652,787	635,594
Allocated capital (1)	37,000	37,000	34,000	37,000	37,000	37,000	37,000	37,000	37,000	37,000	37,000

Period end
Total loans and leases	$294,335	$280,473	$258,991	$294,335	$287,277	$283,565	$279,055	$280,473	$272,360	$265,938	$258,421
Total earning assets (2)	728,813	709,825	662,689	728,813	726,486	729,029	735,241	709,825	703,271	696,342	694,873
Total assets (2)	768,881	749,326	702,335	768,881	765,498	768,188	774,257	749,326	742,514	735,177	734,088
Total deposits	696,146	676,530	632,786	696,146	692,770	695,530	701,488	676,530	669,647	662,678	661,607

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Fourth Quarter 2018			Third Quarter 2018
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$7,111	$4,280	$2,831	$6,844	$4,052	$2,792
Noninterest income:
Card income	1,339	(8)	1,347	1,237	(10)	1,247
Service charges	1,086	1,084	2	1,098	1,098	—
All other income	427	255	172	263	189	74
Total noninterest income	2,852	1,331	1,521	2,598	1,277	1,321
Total revenue, net of interest expense	9,963	5,611	4,352	9,442	5,329	4,113

Provision for credit losses	915	60	855	870	48	822

Noninterest expense	4,442	2,669	1,773	4,328	2,622	1,706
Income before income taxes	4,606	2,882	1,724	4,244	2,659	1,585
Income tax expense	1,173	734	439	1,081	677	404
Net income	$3,433	$2,148	$1,285	$3,163	$1,982	$1,181

Net interest yield	3.92%	2.48%	3.94%	3.77%	2.34%	3.95%
Return on average allocated capital (1)	37	71	20	34	66	19
Efficiency ratio	44.58	47.56	40.74	45.83	49.20	41.47

Balance Sheet
Average
Total loans and leases	$289,862	$5,302	$284,560	$284,994	$5,269	$279,725
Total earning assets (2)	719,329	684,600	284,920	720,643	685,653	280,637
Total assets (2)	759,027	713,679	295,539	759,665	713,942	291,370
Total deposits	686,826	681,478	5,348	687,530	681,726	5,804
Allocated capital (1)	37,000	12,000	25,000	37,000	12,000	25,000

Period end
Total loans and leases	$294,335	$5,470	$288,865	$287,277	$5,276	$282,001
Total earning assets (2)	728,813	694,672	289,249	726,486	690,960	282,921
Total assets (2)	768,881	724,019	299,970	765,498	719,127	293,766
Total deposits	696,146	691,666	4,480	692,770	686,723	6,047

	Second Quarter 2018			First Quarter 2018
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$6,593	$3,895	$2,698	$6,477	$3,712	$2,765
Noninterest income:
Card income	1,292	(8)	1,300	1,234	(7)	1,241
Service charges	1,072	1,072	—	1,044	1,044	—
All other income	276	188	88	225	130	95
Total noninterest income	2,640	1,252	1,388	2,503	1,167	1,336
Total revenue, net of interest expense	9,233	5,147	4,086	8,980	4,879	4,101

Provision for credit losses	944	46	898	935	41	894

Noninterest expense	4,369	2,645	1,724	4,548	2,720	1,828
Income before income taxes	3,920	2,456	1,464	3,497	2,118	1,379
Income tax expense	999	626	373	893	541	352
Net income	$2,921	$1,830	$1,091	$2,604	$1,577	$1,027

Net interest yield	3.67%	2.28%	3.92%	3.71%	2.23%	4.08%
Return on average allocated capital (1)	32	61	18	29	53	17
Efficiency ratio	47.33	51.40	42.19	50.64	55.75	44.57

Balance Sheet
Average
Total loans and leases	$280,689	$5,191	$275,498	$279,557	$5,170	$274,387
Total earning assets (2)	720,871	686,324	276,436	707,746	673,633	274,748
Total assets (2)	759,982	714,494	287,377	746,647	701,418	285,864
Total deposits	687,812	682,202	5,610	674,351	668,983	5,368
Allocated capital (1)	37,000	12,000	25,000	37,000	12,000	25,000

Period end
Total loans and leases	$283,565	$5,212	$278,353	$279,055	$5,111	$273,944
Total earning assets (2)	729,029	693,702	279,399	735,241	700,415	274,977
Total assets (2)	768,188	721,647	290,613	774,257	728,065	286,343
Total deposits	695,530	689,258	6,272	701,488	695,514	5,974

For footnotes, see page 22.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	Fourth Quarter 2017			Third Quarter 2017
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$6,326	$3,525	$2,801	$6,187	$3,418	$2,769
Noninterest income:
Card income	1,307	(8)	1,315	1,193	(10)	1,203
Service charges	1,073	1,072	1	1,082	1,082	—
All other income	197	117	80	260	118	142
Total noninterest income	2,577	1,181	1,396	2,535	1,190	1,345
Total revenue, net of interest expense	8,903	4,706	4,197	8,722	4,608	4,114

Provision for credit losses	886	53	833	967	47	920

Noninterest expense	4,495	2,696	1,799	4,443	2,631	1,812
Income before income taxes	3,522	1,957	1,565	3,312	1,930	1,382
Income tax expense	1,350	750	600	1,247	727	520
Net income	$2,172	$1,207	$965	$2,065	$1,203	$862

Net interest yield	3.59%	2.11%	4.10%	3.55%	2.06%	4.15%
Return on average allocated capital (1)	23	40	15	22	40	14
Efficiency ratio	50.49	57.29	42.87	50.93	57.07	44.05

Balance Sheet
Average
Total loans and leases	$275,716	$5,261	$270,455	$268,810	$5,079	$263,731
Total earning assets (2)	698,995	664,045	271,129	692,113	657,027	264,665
Total assets (2)	737,755	691,610	282,324	731,077	684,642	276,014
Total deposits	665,536	659,238	6,298	658,974	652,286	6,688
Allocated capital (1)	37,000	12,000	25,000	37,000	12,000	25,000

Period end
Total loans and leases	$280,473	$5,143	$275,330	$272,360	$5,060	$267,300
Total earning assets (2)	709,825	675,478	275,742	703,271	667,727	268,354
Total assets (2)	749,326	703,331	287,390	742,514	695,404	279,920
Total deposits	676,530	670,802	5,728	669,647	662,781	6,866

	Second Quarter 2017			First Quarter 2017
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$5,941	$3,285	$2,656	$5,749	$3,035	$2,714
Noninterest income:
Card income	1,202	(8)	1,210	1,182	(7)	1,189
Service charges	1,061	1,061	—	1,050	1,050	—
All other income	258	111	147	236	108	128
Total noninterest income	2,521	1,164	1,357	2,468	1,151	1,317
Total revenue, net of interest expense	8,462	4,449	4,013	8,217	4,186	4,031

Provision for credit losses	834	46	788	838	55	783

Noninterest expense	4,406	2,582	1,824	4,503	2,609	1,894
Income before income taxes	3,222	1,821	1,401	2,876	1,522	1,354
Income tax expense	1,217	688	529	1,083	573	510
Net income	$2,005	$1,133	$872	$1,793	$949	$844

Net interest yield	3.47%	2.02%	4.14%	3.49%	1.94%	4.33%
Return on average allocated capital (1)	22	38	14	20	32	14
Efficiency ratio	52.07	58.05	45.44	54.81	62.36	46.96

Balance Sheet
Average
Total loans and leases	$261,537	$5,016	$256,521	$257,945	$4,979	$252,966
Total earning assets (2)	686,055	651,668	257,130	668,853	634,692	254,066
Total assets (2)	724,753	678,816	268,680	707,647	661,769	265,783
Total deposits	652,787	646,474	6,313	635,594	629,337	6,257
Allocated capital (1)	37,000	12,000	25,000	37,000	12,000	25,000

Period end
Total loans and leases	$265,938	$5,039	$260,899	$258,421	$4,938	$253,483
Total earning assets (2)	696,342	661,568	261,696	694,873	660,878	254,291
Total assets (2)	735,177	688,801	273,298	734,088	688,278	266,106
Total deposits	662,678	656,374	6,304	661,607	655,714	5,893

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Banking Annual Results
(Dollars in millions)
	Year Ended December 31, 2018			Year Ended December 31, 2017
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$27,025	$15,939	$11,086	$24,203	$13,263	$10,940
Noninterest income:
Card income	5,102	(33)	5,135	4,884	(33)	4,917
Service charges	4,300	4,298	2	4,266	4,265	1
All other income	1,191	762	429	951	454	497
Total noninterest income	10,593	5,027	5,566	10,101	4,686	5,415
Total revenue, net of interest expense	37,618	20,966	16,652	34,304	17,949	16,355

Provision for credit losses	3,664	195	3,469	3,525	201	3,324

Noninterest expense	17,687	10,656	7,031	17,847	10,518	7,329
Income before income taxes	16,267	10,115	6,152	12,932	7,230	5,702
Income tax expense	4,146	2,578	1,568	4,897	2,738	2,159
Net income	$12,121	$7,537	$4,584	$8,035	$4,492	$3,543

Net interest yield	3.77%	2.34%	3.97%	3.53%	2.03%	4.18%
Return on average allocated capital (1)	33	63	18	22	37	14
Efficiency ratio	47.02	50.82	42.22	52.03	58.60	44.81

Balance Sheet
Average
Total loans and leases	$283,807	$5,233	$278,574	$266,058	$5,084	$260,974
Total earning assets (2)	717,189	682,592	279,217	686,602	651,953	261,802
Total assets (2)	756,373	710,925	290,068	725,406	679,306	273,253
Total deposits	684,173	678,640	5,533	653,320	646,930	6,390
Allocated capital (1)	37,000	12,000	25,000	37,000	12,000	25,000

Year end
Total loans and leases	$294,335	$5,470	$288,865	$280,473	$5,143	$275,330
Total earning assets (2)	728,813	694,672	289,249	709,825	675,478	275,742
Total assets (2)	768,881	724,019	299,970	749,326	703,331	287,390
Total deposits	696,146	691,666	4,480	676,530	670,802	5,728

				Year Ended December 31, 2016
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$21,234	$10,652	$10,582
Noninterest income:
Card income				4,782	(33)	4,815
Service charges				4,142	4,141	1
All other income				1,361	400	961
Total noninterest income				10,285	4,508	5,777
Total revenue, net of interest expense				31,519	15,160	16,359

Provision for credit losses				2,715	174	2,541

Noninterest expense				17,723	9,806	7,917
Income before income taxes				11,081	5,180	5,901
Income tax expense				4,083	1,908	2,175
Net income				$6,998	$3,272	$3,726

Net interest yield				3.37%	1.78%	4.36%
Return on average allocated capital (1)				21	27	17
Efficiency ratio				56.23	64.68	48.39

Balance Sheet
Average
Total loans and leases				$245,808	$4,809	$240,999
Total earning assets (2)				629,982	598,041	242,445
Total assets (2)				668,375	624,592	254,287
Total deposits				599,651	592,417	7,234
Allocated capital (1)				34,000	12,000	22,000

Year end
Total loans and leases				$258,991	$4,938	$254,053
Total earning assets (2)				662,689	631,163	255,511
Total assets (2)				702,335	658,318	268,002
Total deposits				632,786	625,727	7,059

For footnotes, see page 22.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31			Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017
	2018	2017	2016
Net interest income	$6,265	$6,152	$5,738	$1,612	$1,531	$1,538	$1,584	$1,515	$1,492	$1,596	$1,549
Noninterest income:
Investment and brokerage services	11,959	11,394	10,874	2,978	3,004	2,937	3,040	2,920	2,854	2,829	2,791
All other income	1,229	1,053	1,016	448	282	267	232	251	280	278	244
Total noninterest income	13,188	12,447	11,890	3,426	3,286	3,204	3,272	3,171	3,134	3,107	3,035
Total revenue, net of interest expense	19,453	18,599	17,628	5,038	4,817	4,742	4,856	4,686	4,626	4,703	4,584

Provision for credit losses	86	56	68	23	13	12	38	6	16	11	23

Noninterest expense	14,006	13,770	13,374	3,560	3,440	3,426	3,580	3,481	3,393	3,418	3,478
Income before income taxes	5,361	4,773	4,186	1,455	1,364	1,304	1,238	1,199	1,217	1,274	1,083
Income tax expense	1,366	1,807	1,548	370	348	332	316	460	458	481	408
Net income	$3,995	$2,966	$2,638	$1,085	$1,016	$972	$922	$739	$759	$793	$675

Net interest yield	2.41%	2.32%	2.08%	2.41%	2.37%	2.42%	2.44%	2.32%	2.28%	2.41%	2.26%
Return on average allocated capital (1)	28	21	20	30	28	27	26	21	22	23	20
Efficiency ratio	72.00	74.04	75.87	70.65	71.43	72.23	73.74	74.28	73.35	72.66	75.89

Balance Sheet
Average
Total loans and leases	$161,342	$152,682	$142,429	$163,516	$161,869	$160,833	$159,095	$157,063	$154,333	$150,812	$148,405
Total earning assets (2)	259,808	265,670	275,800	265,039	256,286	255,147	262,776	259,550	259,564	265,846	277,990
Total assets (2)	277,220	281,517	291,479	283,264	273,582	272,318	279,716	276,153	275,570	281,168	293,432
Total deposits	241,256	245,559	256,425	247,427	238,291	236,214	243,077	240,126	239,647	245,329	257,386
Allocated capital (1)	14,500	14,000	13,000	14,500	14,500	14,500	14,500	14,000	14,000	14,000	14,000

Period end
Total loans and leases	$164,854	$159,378	$148,179	$164,854	$162,191	$162,034	$159,636	$159,378	$155,871	$153,468	$149,110
Total earning assets (2)	287,199	267,027	283,152	287,199	258,562	253,912	262,431	267,027	259,548	258,744	275,215
Total assets (2)	305,907	284,322	298,932	305,907	276,146	270,915	279,332	284,322	276,187	274,746	291,177
Total deposits	268,700	246,994	262,530	268,700	239,654	233,925	241,531	246,994	237,771	237,131	254,595

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Year Ended December 31			Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017
	2018	2017	2016
Net interest income	$10,993	$10,615	$9,540	$2,849	$2,726	$2,739	$2,679	$2,746	$2,668	$2,559	$2,642
Noninterest income:
Service charges	3,027	3,125	3,094	743	753	768	763	775	776	809	765
Investment banking fees	2,891	3,471	2,884	760	644	743	744	811	806	929	925
All other income	3,090	2,914	2,962	817	700	764	809	719	769	765	661
Total noninterest income	9,008	9,510	8,940	2,320	2,097	2,275	2,316	2,305	2,351	2,503	2,351
Total revenue, net of interest expense	20,001	20,125	18,480	5,169	4,823	5,014	4,995	5,051	5,019	5,062	4,993

Provision for credit losses	8	212	883	85	(70)	(23)	16	132	48	15	17

Noninterest expense	8,745	8,811	8,673	2,127	2,142	2,185	2,291	2,190	2,154	2,190	2,277
Income before income taxes	11,248	11,102	8,924	2,957	2,751	2,852	2,688	2,729	2,817	2,857	2,699
Income tax expense	2,923	4,204	3,289	769	714	741	699	1,047	1,061	1,079	1,017
Net income	$8,325	$6,898	$5,635	$2,188	$2,037	$2,111	$1,989	$1,682	$1,756	$1,778	$1,682

Net interest yield	3.01%	2.96%	2.78%	2.99%	2.99%	3.01%	3.00%	3.03%	2.96%	2.87%	2.98%
Return on average allocated capital (1)	20	17	15	21	20	21	20	17	17	18	17
Efficiency ratio	43.72	43.78	46.94	41.15	44.42	43.57	45.87	43.34	42.92	43.23	45.63

Balance Sheet
Average
Total loans and leases	$354,236	$346,089	$333,820	$357,410	$352,712	$355,088	$351,689	$350,262	$346,093	$345,063	$342,857
Total earning assets (2)	364,748	358,302	342,859	378,163	362,316	364,587	361,822	359,199	357,014	357,407	359,605
Total assets (2)	425,675	417,260	397,886	440,522	423,643	424,540	421,863	420,758	416,144	415,160	416,950
Total deposits	336,337	312,859	304,741	359,642	337,685	323,215	324,405	329,761	315,692	300,483	305,197
Allocated capital (1)	41,000	40,000	37,000	41,000	41,000	41,000	41,000	40,000	40,000	40,000	40,000

Period end
Total loans and leases	$365,717	$350,668	$339,271	$365,717	$352,332	$355,473	$355,165	$350,668	$349,838	$344,457	$344,452
Total earning assets (2)	377,812	365,560	350,110	377,812	368,095	364,428	365,895	365,560	364,591	353,649	360,288
Total assets (2)	442,330	425,459	409,271	442,330	430,846	426,448	425,328	425,459	424,580	411,860	417,843
Total deposits	360,248	329,273	307,630	360,248	350,748	326,029	331,238	329,273	319,545	303,205	297,163

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Year Ended December 31			Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017
	2018	2017	2016
Net interest income	$3,857	$4,264	$4,884	$936	$933	$968	$1,020	$1,075	$1,025	$999	$1,165
Noninterest income:
Investment and brokerage services	1,780	2,049	2,102	474	388	430	488	501	496	521	531
Investment banking fees	2,296	2,476	2,296	514	522	651	609	596	624	590	666
Trading account income	7,260	6,203	6,231	1,132	1,551	2,020	2,557	935	1,591	1,611	2,066
All other income	990	970	575	191	479	182	138	292	168	228	282
Total noninterest income	12,326	11,698	11,204	2,311	2,940	3,283	3,792	2,324	2,879	2,950	3,545
Total revenue, net of interest expense	16,183	15,962	16,088	3,247	3,873	4,251	4,812	3,399	3,904	3,949	4,710

Provision for credit losses	—	164	31	6	(2)	(1)	(3)	162	(6)	25	(17)

Noninterest expense	10,835	10,997	10,413	2,553	2,633	2,726	2,923	2,659	2,759	2,705	2,874
Income before income taxes	5,348	4,801	5,644	688	1,242	1,526	1,892	578	1,151	1,219	1,853
Income tax expense	1,390	1,666	1,978	178	323	397	492	194	423	422	627
Net income	$3,958	$3,135	$3,666	$510	$919	$1,129	$1,400	$384	$728	$797	$1,226

Return on average allocated capital (1)	11%	9%	10%	6%	10%	13%	16%	4%	8%	9%	14%
Efficiency ratio	66.96	68.89	64.73	78.58	68.00	64.15	60.75	78.21	70.68	68.49	61.02

Balance Sheet
Average
Total trading-related assets	$465,132	$441,812	$412,905	$463,998	$460,279	$473,126	$463,169	$449,737	$442,283	$452,563	$422,359
Total loans and leases	72,651	71,413	69,641	70,609	71,231	75,053	73,763	73,552	72,347	69,638	70,064
Total earning assets	473,383	449,441	423,579	458,331	459,073	490,482	486,107	464,171	446,754	456,588	429,906
Total assets	666,000	638,675	585,327	655,069	652,481	678,501	678,354	659,412	642,429	645,229	607,012
Total deposits	31,209	32,864	34,239	31,077	30,721	30,736	32,320	34,250	32,125	31,919	33,158
Allocated capital (1)	35,000	35,000	37,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000	35,000

Period end
Total trading-related assets	$447,998	$419,375	$380,562	$447,998	$456,643	$441,657	$450,512	$419,375	$426,371	$436,193	$418,259
Total loans and leases	73,928	76,778	72,743	73,928	73,023	73,496	75,638	76,778	76,225	73,973	71,053
Total earning assets	457,224	449,314	397,022	457,224	447,304	454,706	478,857	449,314	441,656	448,613	425,582
Total assets	641,923	629,013	566,062	641,923	646,359	637,110	648,605	629,013	629,224	633,190	603,974
Total deposits	37,841	34,029	34,927	37,841	41,102	31,450	32,301	34,029	33,382	33,363	33,629

Trading-related assets (average)
Trading account securities	$215,112	$216,996	$185,135	$225,335	$215,397	$209,271	$210,278	$225,330	$216,988	$221,569	$203,866
Reverse repurchases	125,084	101,795	89,715	119,341	124,842	132,257	123,948	107,125	101,556	101,551	96,835
Securities borrowed	78,889	82,210	87,286	75,374	74,648	83,282	82,376	77,580	81,950	88,041	81,312
Derivative assets	46,047	40,811	50,769	43,948	45,392	48,316	46,567	39,702	41,789	41,402	40,346
Total trading-related assets	$465,132	$441,812	$412,905	$463,998	$460,279	$473,126	$463,169	$449,737	$442,283	$452,563	$422,359

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Year Ended December 31			Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017
	2018	2017	2016
Net interest income	$632	$930	$990	$151	$178	$144	$159	$207	$168	$277	$278
Noninterest income (loss)	(2,257)	(1,869)	(307)	(736)	(258)	(681)	(582)	(1,614)	(420)	556	(391)
Total revenue, net of interest expense	(1,625)	(939)	683	(585)	(80)	(537)	(423)	(1,407)	(252)	833	(113)

Provision for credit losses	(476)	(561)	(100)	(124)	(95)	(105)	(152)	(185)	(191)	(159)	(26)

Noninterest expense	1,881	3,092	4,697	392	471	518	500	394	585	1,206	907
Loss before income taxes	(3,030)	(3,470)	(3,914)	(853)	(456)	(950)	(771)	(1,616)	(646)	(214)	(994)
Income tax expense (benefit)	(2,778)	(668)	(2,799)	(915)	(488)	(601)	(774)	996	(762)	53	(955)
Net income (loss)	$(252)	$(2,802)	$(1,115)	$62	$32	$(349)	$3	$(2,612)	$116	$(267)	$(39)

Balance Sheet
Average
Total loans and leases	$61,013	$82,489	$108,735	$53,324	$59,930	$63,155	$67,811	$71,197	$76,546	$87,667	$94,873
Total assets (2)	199,978	205,775	247,151	196,704	208,458	187,337	199,298	207,609	205,884	202,983	206,608
Total deposits	21,966	25,194	27,505	19,979	22,118	22,682	23,115	23,899	25,273	26,320	25,297

Period end
Total loans and leases (3)	$48,061	$69,452	$87,499	$48,061	$54,978	$61,256	$64,584	$69,452	$72,823	$78,830	$92,711
Total assets (4)	195,466	193,114	211,467	195,466	219,984	189,009	200,956	193,114	211,669	199,741	200,712
Total deposits	18,541	22,719	23,061	18,541	21,375	22,757	22,106	22,719	24,072	26,603	25,147

(1)
All Other consists of ALM activities, equity investments, non-core mortgage loans and servicing activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass certain residential mortgages, debt securities and interest rate and foreign currency risk management activities. Substantially all of the results of ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture, as well as a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $517.0 billion, $515.6 billion and $500.0 billion for the years ended December 31, 2018, 2017 and 2016; $525.6 billion, $516.3 billion, $519.6 billion and $514.6 billion for the fourth, third, second and first quarters of 2018; and $508.6 billion, $510.1 billion, $521.8 billion and $522.0 billion for the fourth, third, second and first quarters of 2017, respectively.

(3)
The first quarter of 2017 includes $9.5 billion of non-U.S. credit card loans that were included in assets of business held for sale on the Consolidated Balance Sheet at March 31, 2017. The Corporation sold its non-U.S. consumer credit card business during the second quarter of 2017.

(4)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $540.8 billion, $529.8 billion, $522.2 billion and $543.3 billion at December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively; $520.4 billion, $515.0 billion, $517.7 billion and $543.4 billion at December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively; and $518.6 billion at December 31, 2016.

This information is preliminary and based on company data available at the time of the presentation.	27

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders’ equity or common shareholders’ equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the years ended December 31, 2018, 2017 and 2016 and the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Year Ended December 31			Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017
	2018	2017	2016

Reconciliation of average shareholders’ equity to average tangible common shareholders’ equity and average tangible shareholders’ equity
Shareholders’ equity	$264,748	$271,289	$265,843	$263,698	$264,653	$265,181	$265,480	$273,162	$273,238	$270,977	$267,700
Goodwill	(68,951)	(69,286)	(69,750)	(68,951)	(68,951)	(68,951)	(68,951)	(68,954)	(68,969)	(69,489)	(69,744)
Intangible assets (excluding mortgage servicing rights)	(2,058)	(2,652)	(3,382)	(1,857)	(1,992)	(2,126)	(2,261)	(2,399)	(2,549)	(2,743)	(2,923)
Related deferred tax liabilities	906	1,463	1,644	874	896	916	939	1,344	1,465	1,506	1,539
Tangible shareholders’ equity	$194,645	$200,814	$194,355	$193,764	$194,606	$195,020	$195,207	$203,153	$203,185	$200,251	$196,572
Preferred stock	(22,949)	(24,188)	(24,656)	(22,326)	(22,841)	(23,868)	(22,767)	(22,324)	(24,024)	(25,221)	(25,220)
Tangible common shareholders’ equity	$171,696	$176,626	$169,699	$171,438	$171,765	$171,152	$172,440	$180,829	$179,161	$175,030	$171,352

Reconciliation of period-end shareholders’ equity to period-end tangible common shareholders’ equity and period-end tangible shareholders’ equity
Shareholders’ equity	$265,325	$267,146	$266,195	$265,325	$262,158	$264,216	$266,224	$267,146	$271,969	$270,660	$267,990
Goodwill	(68,951)	(68,951)	(69,744)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,968)	(68,969)	(69,744)
Intangible assets (excluding mortgage servicing rights)	(1,774)	(2,312)	(2,989)	(1,774)	(1,908)	(2,043)	(2,177)	(2,312)	(2,459)	(2,610)	(2,827)
Related deferred tax liabilities	858	943	1,545	858	878	900	920	943	1,435	1,471	1,513
Tangible shareholders’ equity	$195,458	$196,826	$195,007	$195,458	$192,177	$194,122	$196,016	$196,826	$201,977	$200,552	$196,932
Preferred stock	(22,326)	(22,323)	(25,220)	(22,326)	(22,326)	(23,181)	(24,672)	(22,323)	(22,323)	(25,220)	(25,220)
Tangible common shareholders’ equity	$173,132	$174,503	$169,787	$173,132	$169,851	$170,941	$171,344	$174,503	$179,654	$175,332	$171,712

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,354,507	$2,281,234	$2,188,067	$2,354,507	$2,338,833	$2,291,670	$2,328,478	$2,281,234	$2,284,174	$2,254,714	$2,247,794
Goodwill	(68,951)	(68,951)	(69,744)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,968)	(68,969)	(69,744)
Intangible assets (excluding mortgage servicing rights)	(1,774)	(2,312)	(2,989)	(1,774)	(1,908)	(2,043)	(2,177)	(2,312)	(2,459)	(2,610)	(2,827)
Related deferred tax liabilities	858	943	1,545	858	878	900	920	943	1,435	1,471	1,513
Tangible assets	$2,284,640	$2,210,914	$2,116,879	$2,284,640	$2,268,852	$2,221,576	$2,258,270	$2,210,914	$2,214,182	$2,184,606	$2,176,736

Book value per share of common stock
Common shareholders’ equity	$242,999	$244,823	$240,975	$242,999	$239,832	$241,035	$241,552	$244,823	$249,646	$245,440	$242,770
Ending common shares issued and outstanding	9,669.3	10,287.3	10,052.6	9,669.3	9,858.3	10,012.7	10,175.9	10,287.3	10,457.5	9,878.1	9,974.2
Book value per share of common stock	$25.13	$23.80	$23.97	$25.13	$24.33	$24.07	$23.74	$23.80	$23.87	$24.85	$24.34

Tangible book value per share of common stock
Tangible common shareholders’ equity	$173,132	$174,503	$169,787	$173,132	$169,851	$170,941	$171,344	$174,503	$179,654	$175,332	$171,712
Ending common shares issued and outstanding	9,669.3	10,287.3	10,052.6	9,669.3	9,858.3	10,012.7	10,175.9	10,287.3	10,457.5	9,878.1	9,974.2
Tangible book value per share of common stock	$17.91	$16.96	$16.89	$17.91	$17.23	$17.07	$16.84	$16.96	$17.18	$17.75	$17.22

This information is preliminary and based on company data available at the time of the presentation.	28